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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 8, 2005 (June 7, 2005)

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

    TEXAS                         0-19797                      74-1989366
  (State of                   (Commission File               (IRS Employer
incorporation)                     Number)                Identification Number)

                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (512) 477-4455

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 of the Exchange Act
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(c) At a meeting held on June 7, 2005, our board of directors decided, effective October 1, 2005, to separate our North Atlantic operating region into the North Atlantic and Tri-State regions. Our board of directors elected Christina Minardi, formerly Regional Vice President of the North Atlantic region, as President of this new region. Ms. Minardi joined the Company in 1996. Since 2001, she has served as regional vice president of the North Atlantic region, overseeing the opening of the Columbus Circle, White Plains and Union Square stores in New York. Prior to becoming Regional Vice President, Ms. Minardi held various store team leader positions with the Company and with Fresh Fields Markets, Inc., which was acquired by the Company in 1996.

(d) At a meeting held on June 7, 2005, our board of directors expanded the size of the board of directors from seven to eight persons and elected Hass Hassan to fill the vacancy created thereby.

     During fiscal 2004, we acquired all of the outstanding stock of Fresh & Wild, which owned and operated seven natural and organic food stores in London and Bristol, England for a total of approximately $20 million in cash and approximately $16 million in Whole Foods Market common stock. Mr. Hassan was the founder and executive chairman of Fresh & Wild. He beneficially owned approximately 14% of the capital stock of Fresh & Wild at the time of its acquisition by Whole Foods Market, and he and his affiliates received proceeds totaling approximately $432,718 and 46,000 shares of Whole Foods Market common stock as consideration for their ownership interest.

ITEM 7.01.  REGULATION FD DISCLOSURE.

     On June 8, 2005, we issued a press release regarding the developments described in Item 5.02 above and regarding the declaration of a quarterly cash dividend which is payable July 25, 2005 to shareholders of record at the close of business on July 15, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits.

                  Exhibit 99.1-- Press release, dated June 8, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHOLE FOODS MARKET, INC.

Date: June 8, 2005                          By:    /s/  Glenda Flanagan.
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                                                   Glenda Flanagan
                                                   Executive Vice President and
                                                   Chief Financial Officer

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